UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 29, 2020

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

605 Highway 169 North, Suite 400, Minneapolis, Minnesota 55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, no par value per share	WINA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

(a-b) At the Annual Shareholders meeting held on April 29, 2020, Winmark Corporation (the “Company”) submitted to vote of security-holders the following matters that received the indicated votes:

1.	Set the number of members of the Board of Directors at six:

FOR:	2,858,257
AGAINST:	4,195
ABSTAIN:	736
BROKER NON-VOTE:	368,287

2.	Election of Directors:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTE
Brett D. Heffes	2,784,631	78,557	368,287
Lawrence A. Barbetta	2,657,958	205,230	368,287
Jenele C. Grassle	2,736,032	127,156	368,287
Kirk A. MacKenzie	2,742,674	120,514	368,287
Paul C. Reyelts	2,456,205	406,983	368,287
Mark L. Wilson	2,497,667	365,521	368,287

3.	Approval of 2020 Stock Option Plan:

FOR:	2,255,831
AGAINST:	606,327
ABSTAIN:	1,030
BROKER NON-VOTE:	368,287

4.	Advisory vote to approve executive compensation:

FOR:	2,667,604
AGAINST:	190,044
ABSTAIN:	5,540
BROKER NON-VOTE:	368,287

5.Ratify the appointment of Grant Thornton, LLP as independent registered public accounting firm for the 2020 fiscal year:

FOR:	3,219,840
AGAINST:	9,662
ABSTAIN:	1,973
BROKER NON-VOTE:	0.0

Item 7.01Regulation FD Disclosure

On April 29, 2020,  the Company announced in a press release that its Board of Directors has approved the payment of a cash dividend to its shareholders.  The quarterly dividend of $0.05 per share will be paid on June 1, 2020 to shareholders of record on the close of business on May 13, 2020.  Future dividends will be subject to Board approval.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 8.01Other Events

On April 29, 2020,  the Company announced in a press release that its Board of Directors has approved the payment of a cash dividend to its shareholders. The quarterly dividend of $0.05 per share will be paid on June 1, 2020 to shareholders of record on the close of business on May 13, 2020.   Future dividends will be subject to Board approval.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

99.1	Press Release dated April 29, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

Date: April 29, 2020	By:	/s/Anthony D. Ishaug
Anthony D. Ishaug
Chief Financial Officer and Treasurer